STATEMENT OF INVESTMENTS
BNY Mellon Global Emerging Markets Fund

January 31, 2021 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 95.5%
Argentina - 4.0%
Globant	55,957	[a]	10,743,744
MercadoLibre	6,370	[a]	11,335,479
			22,079,223
Australia - 2.1%
IDP Education	158,468	[a]	2,771,606
Orocobre	2,239,170	[a,b]	8,560,082
			11,331,688
Brazil - .3%
Arco Platform, Cl. A	58,635	[a]	1,861,075
Chile - 1.4%
Sociedad Quimica y Minera de Chile, ADR	146,360	[a]	7,455,578
China - 35.4%
Alibaba Group Holding, ADR	111,110	[a]	28,203,051
Autohome, ADR	108,585	[a,b]	11,969,324
Bilibili, ADR	63,583	[a,b]	7,241,468
China Harmony Auto Holding	1,768,500	[a]	778,398
China Yongda Automobiles Services Holdings	4,548,500	[a]	6,409,932
Flat Glass Group, Cl. H	2,460,000	[a,b]	10,031,659
LONGi Green Energy Technology, CI. A	1,673,310	[a]	27,593,218
Meituan, Cl. B	443,730	[a]	20,239,399
New Oriental Education & Technology Group, ADR	164,284	[a]	27,517,570
Ping An Insurance Group Company of China, Cl. H	934,500	[a]	11,021,994
Tencent Holdings	227,334	[a]	19,901,517
Tencent Music Entertainment Group, ADR	633,245	[a]	16,844,317
Xinyi Solar Holdings	3,014,000	[a]	6,659,774
			194,411,621
Hong Kong - 4.2%
AIA Group	1,903,000	[a]	23,316,344
India - 21.6%
Apollo Hospitals Enterprise	60,438	[a]	2,123,019
Asian Paints	409,454	[a]	13,536,475
Godrej Consumer Products	665,188		6,786,391
HDFC Asset Management	127,769	[a,c]	5,035,094
HDFC Bank	373,562	[a]	7,116,400
Housing Development Finance	668,237	[a]	22,045,065

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 95.5% (continued)
India - 21.6% (continued)
Info Edge India		291,632	[a]	17,388,734
Jubilant Foodworks		325,465	[a]	11,499,679
Maruti Suzuki India		149,296	[a]	14,739,628
PVR		283,083	[a]	5,446,599
Titan		654,682	[a]	12,749,924
				118,467,008
Indonesia - .8%
Vale Indonesia		10,932,600	[a]	4,293,879
Netherlands - 4.3%
ASML Holding		15,156		8,069,429
Prosus		131,849	[a]	15,319,386
				23,388,815
Russia - .8%
HeadHunter Group, ADR		142,667	[a]	4,409,837
South Africa - 1.5%
Clicks Group		278,663		4,574,715
Discovery		433,442	[a]	3,672,127
				8,246,842
South Korea - 8.8%
Iljin Materials		262,750		16,735,856
LG Household & Health Care		3,798		5,278,714
Samsung SDI		40,529		26,407,654
				48,422,224
Taiwan - 6.0%
Elite Material		553,000	[a]	2,962,599
Taiwan Semiconductor Manufacturing		1,427,000		30,130,907
				33,093,506
United States - 4.3%
EPAM Systems		30,533	[a]	10,516,481
Livent		717,989	[a,b]	13,081,760
				23,598,241
Total Common Stocks (cost $303,313,302)				524,375,881
	1-Day Yield (%)
Investment Companies - 5.8%
Registered Investment Companies - 5.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $31,797,964)	0.08	31,797,964	[d]	31,797,964

Investment of Cash Collateral for Securities Loaned - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $9,799,151)	0.04	9,799,151	[d]	9,799,151
Total Investments (cost $344,910,417)		103.1%		565,972,996
Liabilities, Less Cash and Receivables		(3.1%)		(17,023,179)
Net Assets		100.0%		548,949,817

ADR—American Depository Receipt

REIT—Real Estate Investment Trust

a Non-income producing security.

b Security, or portion thereof, on loan. At January 31, 2021, the value of the fund’s securities on loan was $25,975,805 and the value of the collateral was $28,110,244, consisting of cash collateral of $9,799,151 and U.S. Government & Agency securities valued at $18,311,093.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2021, these securities were valued at $5,035,094 or .92% of net assets.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF FORWARD FOREIGN EXCHANGE CURRENCY EXCHANGE CONTRACTS
BNY Mellon Global Emerging Markets Fund

January 31, 2021 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CIBC World Markets Corp.
Euro	308,125	United States Dollar	373,397	2/1/2021	552
Australian Dollar	251,231	United States Dollar	192,054	2/2/2021	(46)
Citigroup
Australian Dollar	261,176	United States Dollar	198,499	2/1/2021	1,108
UBS Securities
Hong Kong Dollar	12,130,011	United States Dollar	1,564,593	2/2/2021	(92)
Hong Kong Dollar	12,500,081	United States Dollar	1,612,323	2/1/2021	(90)
Gross Unrealized Appreciation					1,660
Gross Unrealized Depreciation					(228)

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN EXCHANGE CURRENCY EXCHANGE CONTRACTS
BNY Mellon Global Emerging Markets Fund

January 31, 2021 (Unaudited)

The following is a summary of the inputs used as of January 31, 2021 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs		Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	151,179,684	373,196,197	††	-	524,375,881
Investment Companies	41,597,115	-		-	41,597,115
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	1,660		-	1,660
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†††	-	(228)		-	(228)

† See Statement of Investments for additional detailed categorizations, if any.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund's Board Members (the "Board"). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Forward foreign currency exchange contracts ("forward contracts") are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

At January 31, 2021, accumulated net unrealized appreciation on investments was $221,062,579, consisting of $222,158,118 gross unrealized appreciation and $1,095,539 gross unrealized depreciation.

At January 31, 2021, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.